Exhibit 10.12
COMMENCEMENT AND ESTOPPEL
     THIS COMMENCEMENT AND ESTOPPEL AGREEMENT is made and entered into this 27th day of September, 2000, by and between BROADSOFT, INC., a Delaware corporation (“Tenant”) and BF SAUL REAL ESTATE INVESTMENT TRUST (“Landlord”).
     WHEREAS, Landlord and Tenant have heretofore entered into that certain Lease Agreement dated April 12, 2000 (the “Lease”), for certain space at 220 Perry Parkway, Gaithersburg, Maryland 20877.
     WHEREAS, paragraph 2 of the Lease provides for the execution of a commencement agreement specifying the commencement date of the term of the Lease;
     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each party hereby warrants and represents to the other as follows:
1.	That Tenant is in full and complete possession of the Demised Premises, such possession having been delivered by the Landlord and having been accepted by the undersigned.

2.	That the Landlord’s improvements, if any, and the space required to be furnished by the terms of the Lease have been completed in all respects and are open for the use of the Tenant, its customers, employees and invitees.

3.	That all duties of an inducement nature required of the Landlord in said Lease have been fulfilled.

4.	That said Lease is in full force and effect; that there is no existing default on the part of the Landlord in the terms thereof; and that, except as hereinafter set forth, said Lease has not been amended, modified, supplemented or superseded: N/A [insert “N/A” if not applicable].

5.	That no rents have been prepaid except as provided by said Lease; that Tenant does not now have or hold any claim against Landlord, which might be set off or credited against future accruing rent.

6.	That Tenant has received no notice of a prior sale, transfer, assignment, hypothecation or pledge of the said Lease or of the rents secured therein, except to Landlord.

7.	That the Rent Commencement Date for the Lease is the 11th day of September, 2000 and the Lease shall expire at midnight on the 30th day of September, 2010.

8.	Any agreement, obligation, or liability made, entered into or incurred by or on behalf of Landlord binds only its property, and no shareholder, trustee, officer, or agent of the Landlord assumes or shall be held to any liability therefor.

     IN WITNESS WHEREOF, the parties hereto do hereby execute this Agreement under seal on the day and year first above written.

ATTEST:	TENANT:
BROADSOFT, INC., a Delaware Corporation

/s/ Jeffrey L. Jordan	By:	/s/ Michael Tessler		(SEAL)

Secretary		Name:	Michael Tessler
		Title:	President and CEO

ATTEST:	LANDLORD
BF SAUL REAL ESTATE INVESTMENT TRUST

/s/ Witness signature illegible	By:	/s/ Merle F. Sustersich

Printed Name: Merle F. Sustersich
		Title:	Vice President